                                    IVY FUND
                        IVY LATIN AMERICA STRATEGY FUND

                        Supplement Dated January 1, 1996
                       to Prospectus Dated April 30, 1995

The ninth sentence of the first paragraph under "Organization of the Fund" on page 7 is modified as follows:
Each class of shares has a different 12b-1 distribution policy and bears different distribution fees.

The last sentence of the paragraph under "Transfer Agent" on page 8 is replaced in its entirety as follows:
The Fund also pays MIISC a fee of $4.36 for each account that is closed and reimburses MIISC monthly for out-of-pocket expenses. Certain Broker/Dealers that maintain shareholder accounts with the Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by MIISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. As compensation for these services, MIISC pays the Broker/Dealer a similar open account fee for each account within the omnibus account, or a fixed rate (e.g., .10%) based on the average daily net asset value of the omnibus account (or a combination thereof).

The second paragraph under "Dividends and Taxes" on page 9 is deleted in its entirety.

The first sentence of the third paragraph under "Dividends and Taxes" on page 9 is modified as follows:
The Fund intends to make a distribution for each fiscal year of any net investment income and net realized short-term capital gain, as well as any net long-term capital gain realized during the year.

The third paragraph under "Purchases of Class A Shares at Net Asset Value" on page 13 is replaced in its entirety as follows:
Officers and Trustees of the Trust (and their relatives) and IMI, MIMI, Mackenzie Financial Corporation (of which MIMI is a subsidiary) and their officers, directors, employees and retired employees, and legal counsel and independent accountants (and their relatives) may buy Class A shares of the Fund without an initial sales charge or a contingent deferred sales charge.

Directors, officers, partners, registered representatives, employees and retired employees (and their relatives) of dealers having a sales agreement with MIFDI, or trustees or custodians of any qualified
                                                          (continued on reverse)


                                   IVY FUNDS
                           Via Mizner Financial Plaza
                             700 S. Federal Highway
                           Boca Raton, Florida 33432
                                 1-800-456-5111



ILASF-16-196

                                                     (continued from other side)

retirement plan established for the benefit of a person enumerated above, may buy Class A shares of the Fund without an initial sales charge or a contingent deferred sales charge. In addition, certain investment advisers and financial planners who charge a management, consulting or other fee for their services and who place trades for their own accounts and the accounts of their clients may purchase Class A shares of the Fund without an initial sales charge or a contingent deferred sales charge provided such purchases are placed through a broker or agent who maintains an omnibus account with the Fund. Also, clients of these advisers and planners may make purchases under the same conditions if the purchases are through the master account of such adviser or planner on the books of such broker or agent. THIS PROVISION APPLIES TO ASSETS OF RETIREMENT AND DEFERRED COMPENSATION PLANS AND TRUSTS USED TO FUND THOSE PLANS INCLUDING, BUT NOT LIMITED TO, THOSE DEFINED IN SECTION 401(A), 403(B) OR 457 OF THE CODE AND "RABBI TRUSTS" WHOSE ASSETS ARE USED TO PURCHASE SHARES OF THE FUND THROUGH THE AFOREMENTIONED CHANNELS.

The following disclosure, which is a new section of the Prospectus, is added to page 15, immediately before the section titled "How to Redeem Shares."

ARRANGEMENTS WITH BROKER/DEALERS AND OTHERS
MIFDI may, at its own expense, pay concessions in addition to those described above to dealers which satisfy certain criteria established from time to time by MIFDI. These conditions relate to increasing sales of shares of the Fund over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (i) 0.25% of the value of Fund shares sold by such dealer during a particular period, and (ii) 0.10% of the value of Fund shares held by the dealer's customers for more than one year, calculated on an annual basis.





                                   IVY FUNDS
                           Via Mizner Financial Plaza
                             700 S. Federal Highway
                           Boca Raton, Florida 33432
                                 1-800-456-5111



ILASF-16-196

APRIL 30, 1995                                                (LOGO IVY FUNDS)

IVY
LATIN
AMERICA
STRATEGY
FUND

----------
PROSPECTUS
----------

Ivy Management, Inc.
Via Mizner Financial
Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-777-6472

                          [PICTURE OF CASTLE KEEP -
    THROUGH THE CENTURIES, THE CASTLE KEEP HAS BEEN A SOURCE OF LONG-RANGE VISION AND STRATEGIC ADVANTAGE.]

         Ivy Fund (the "Trust") is a registered investment company currently consisting of thirteen separate portfolios. One portfolio of the Trust, Ivy Latin America Strategy Fund (the "Fund"), is described in this Prospectus.

         This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and should be read carefully and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information ("SAI") for the Fund, which is incorporated by reference into this Prospectus. The SAI, dated April 30, 1995 has been filed with the Securities and Exchange Commission ("SEC") and is available upon request and without charge from the Trust at the Distributor's address and telephone number provided below.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 TABLE OF CONTENTS
 Schedule of Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2
 Expense Data Table  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2
 The Fund's Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3
 Investment Objectives and Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3
 Risk Factors and Investment Techniques  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4
 Organization of the Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          7
 Investment Manager  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          7
 Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8
 Fund Accounting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8
 Custodian . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8
 Transfer Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8
 Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8
 Alternative Purchase Arrangements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8
 Factors to Consider in Choosing an Alternative  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9
 Dividends and Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9
 Performance Data  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10
 How to Buy Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10
 How Your Purchase Price is Determined . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         11
 How the Fund Values Its Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         11
 Initial Sales Charge Alternative - Class A Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . .         12
 Contingent Deferred Sales Charge - Class A Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . .         12
   Waiver of Contingent Deferred Sales Charge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         12
 Qualifying for a Reduced Sales Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13
   Rights of Accumulation (ROA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13
   Letter of Intent (LOI)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13
   Purchases of Class A Shares at Net Asset Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13
 Contingent Deferred Sales Charge Alternative - Class B Shares . . . . . . . . . . . . . . . . . . . . . .         14
   Conversion of Class B Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         14
   Waiver of Contingent Deferred Sales Charge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15
 How to Redeem Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15
 Minimum Account Balance Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         16
 Signature Guarantees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         16
 Choosing a Distribution Option  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         16
 Tax Identification Number . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         16
 Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17
 Exchange Privilege  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17
 Reinvestment Privilege  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18
 Systematic Withdrawal Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18
 Automatic Investment Method . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18
 Consolidated Account Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18
 Retirement Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18

       BOARD OF TRUSTEES                   OFFICERS                   TRANSFER AGENT                  MANAGER
     John S. Anderegg, Jr.       Michael G. Landry, President     Mackenzie Ivy Investor        Ivy Management, Inc.
       Paul H. Broyhill        Keith J. Carlson, Vice President       Services Corp.               Boca Raton, FL
    Frank W. DeFriece, Jr.            C. William Ferris,               P.O. Box 3022
       Michael G. Landry              Secretary/Treasurer              Boca Raton, FL               DISTRIBUTOR
       Michael R. Peers           Michael R. Peers, Chairman            33431-0922              Mackenzie Ivy Funds
      Joseph G. Rosenthal                                             1-800-777-6472             Distribution, Inc.
     Richard N. Silverman                  CUSTODIAN                                         Via Mizner Financial Plaza
        J. Brendan Swan          Brown Brothers Harriman & Co.           AUDITORS            700 South Federal Highway
                                          Boston, MA             Coopers & Lybrand L.L.P.       Boca Raton, FL 33432
         LEGAL COUNSEL                                              Ft. Lauderdale, FL             1-800-456-5111
    Dechert Price & Rhoads
          Boston, MA


SCHEDULE OF FEES

                        SHAREHOLDER TRANSACTION EXPENSES

                                                                CLASS A       CLASS B
                                                                -------       -------
Maximum sales load imposed on purchases (as a percentage of
 offering price at time of purchase)..........................    5.75%*      None
Maximum contingent deferred sales charge (as a percentage of
 original purchase price).....................................    None**      5.00%***
The Fund has no sales load on reinvested dividends, no
 redemption fees and no exchange fees.

  * Class A shares of the Fund may be purchased under a variety of plans that provide for the reduction or elimination of the sales charge.

 ** A contingent deferred sales charge may apply to the redemption of Class A shares that are purchased without an initial sales charge. See "Purchases of Class A Shares at Net Asset Value" and "Contingent Deferred Sales
    Charge -- Class A Shares."

*** The maximum contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase. The charge declines to 4% during the second year; 3% during the third and fourth years; 2% during the fifth year; 1% during the sixth year; and 0% in the seventh year and thereafter.

EXPENSE DATA TABLE

                                                              CLASS A       CLASS B
                                                              -------       -------
Annual Fund Operating Expenses (as a percentage of average
 daily net assets):
Management Fees After Expense Reimbursements(1).............    0.00%         0.00%
12b-1 Service/Distribution Fees.............................    0.25%         1.00%(2)
Other Expenses..............................................    1.95%         1.95%
Total Fund Operating Expenses After Expense
 Reimbursements(3)..........................................    2.20%         2.95%(4)
                                                              =======       =======

(1) Management Fees reflect expense reimbursements (see note (3) below). Without expense reimbursements, management fees for all classes would have been 1.00%.

(2) Long-term investors may, as a result of the Fund's 12b-1 fees, pay more than the economic equivalent of the maximum front-end sales charge permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

(3) The voluntary expense reimbursements may be terminated or revised at any time, at which time the Fund's expenses would increase. Total Fund Operating Expenses for both classes (excluding 12b-1 fees) without expense reimbursements would have been 15.97%.

(4) Total Fund Operating Expenses for Class B shares of the Fund are higher than such expenses for other mutual funds with similar investment objectives.

                                    EXAMPLE
                                 CLASS A SHARES

    You would pay the following expenses on a $1,000 investment in the Fund, assuming (1) 5% annual return and (2) redemption at the end of each time period:

1 YEAR(1)     3 YEARS     5 YEARS     10 YEARS
---------     -------     -------     --------
   $79         $ 122       $ 169        $296

    These figures assume that the current voluntary expense limitation is in place for each of the time periods indicated. Ivy Management, Inc. ("IMI"), as investment adviser, has reserved the right to terminate or revise this voluntary expense limitation at any time, which may affect the results in years one, three, five and ten in the preceding Example. If the voluntary expense limitation for the Fund is terminated, the Class A expenses for the one, three, five and ten year periods are estimated to be $202, $444, $634 and $952, respectively.

(1) Assumes deduction of the maximum 5.75% initial sales charge at the time of purchase and no deduction of a contingent deferred sales charge at the time of redemption.

                                EXAMPLE (1 OF 2)
                                 CLASS B SHARES

    You would pay the following expenses on a $1,000 investment in the Fund, assuming (1) 5% annual return and (2) redemption at the end of each time period:

1 YEAR(1)     3 YEARS (2)     5 YEARS(3)      10 YEARS(4)
---------     -----------     -----------     ------------
   $80           $ 121           $ 175            $309

                                EXAMPLE (2 OF 2)
                                 CLASS B SHARES

    You would pay the following expenses on a $1,000 investment in the Fund, assuming (1) 5% annual return and (2) no redemption:

1 YEAR      3 YEARS        5 YEARS       10 YEARS(4)
------     ----------     ----------     -----------
 $ 30         $ 91           $155           $ 309

    These figures assume that the current voluntary expense limitation is in place for each of the time periods indicated. IMI has reserved the right to terminate or revise this expense limitation at any time, which may affect the results in years one, three, five and ten in the preceding Examples. If the voluntary expense limitation is terminated, the Class B expenses for the one, three, five and ten year periods are estimated to be $210, $454, $648 and $956, respectively, in Example 1 and $160, $424, $628 and $956, respectively, in Example 2.

(1) Assumes deduction of a 5% contingent deferred sales charge at the time of redemption.

(2) Assumes deduction of a 3% contingent deferred sales charge at the time of redemption.

(3) Assumes deduction of a 2% contingent deferred sales charge at the time of redemption.

(4) Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year and, therefore, reflect Class A expenses for years nine and ten.

    The purpose of the foregoing tables is to provide an investor with an understanding of the various costs and expenses that an investor in the Fund will bear, directly or indirectly. The Examples assume reinvestment of all dividends and distributions and that the percentage amounts under "Total Fund Operating Expenses After Expense Reimbursements" remain the same each year. The assumed annual return of 5% is required by applicable law to be applied by all investment companies and is used for illustrative purposes only. This assumption is not a projection of future performance. The actual expenses for the Fund may be higher or lower than the estimates given.

    Except as set forth below, the percentages expressing annual fund operating expenses are based on amounts incurred by the Fund during the two months ended December 31, 1994. The management fees for the Fund have been adjusted to reflect the expected level of expense reimbursement for the current fiscal year. The information in the table does not reflect the charge of $10.00 per transaction if a shareholder makes a request to have redemption proceeds wired to his or her bank account. For a more detailed discussion of the Fund's fees and expenses, see the following sections of the Prospectus: "Organization of the Fund," "Initial Sales Charge Alternative -- Class A Shares," "Contingent Deferred Sales Charge Alternative -- Class B Shares," and "How to Buy Shares" and the following section of the SAI: "Investment Advisory and Other Services."

THE FUND'S FINANCIAL HIGHLIGHTS

    The following information through December 31, 1994 relating to Class A and Class B shares of the Fund has been audited by Coopers & Lybrand L.L.P., independent accountants. The report of Coopers & Lybrand L.L.P. on the Fund's financial statements appears in the Fund's Annual Report dated December 31, 1994, which is incorporated by reference into the Fund's SAI. The Annual Report contains further information about and management's discussion of the Fund's performance, and is available to shareholders upon request and without charge. The information presented below should be read in conjunction with the financial statements and notes thereto.

    Selected data (for one share outstanding throughout each period) and ratios for the Fund are as follows:


                                                                                                            CLASS A      CLASS B
                                                                                                            ---------------------
                                                                                                               FOR THE PERIOD
                                                                                                              NOVEMBER 1, 1994
                                                                                                              (COMMENCEMENT) TO
                                                                                                              DECEMBER 31, 1994
                                                                                                            ---------------------
Net asset value, beginning of period......................................................................  $10.00        $ 10.00
                                                                                                            -------       -------
  Loss from investment operations
  Net investment loss(a)..................................................................................      --           (.01)
  Net loss on investments (both realized and unrealized)..................................................   (1.63 )        (1.62)
                                                                                                            -------       -------
    Total from investment operations......................................................................   (1.63 )        (1.63)
                                                                                                            -------       -------
Net asset value, end of period............................................................................  $ 8.37        $  8.37
                                                                                                            =======       =======
Total return(b)...........................................................................................  (16.10 )%      (16.20)%
Ratios/supplemental data
Net assets, end of period (in thousands)..................................................................  $  571        $   122
Ratio of expenses to average daily net assets:
  With expense reimbursement(c)...........................................................................    2.20 %         2.95%
  Without expense reimbursement(c)........................................................................   16.22 %        16.97%
Ratio of net investment loss to average daily net assets(c)...............................................     .21 %         (.54)%
Portfolio turnover rate(c)................................................................................      82 %           82%

(a) Net investment loss is net of expenses reimbursed by manager.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c) Annualized.

INVESTMENT OBJECTIVES AND POLICIES

    The Fund is a non-diversified company with a principal investment objective of long-term capital growth. Consideration of current income is secondary to this principal objective. The Fund seeks to achieve its investment objective of long-term capital appreciation by investing primarily in securities of Latin American issuers. In seeking to achieve this objective, the Fund intends to invest with an emphasis on providing the most favorable return. In order to respond to market conditions, the Fund may invest more than 50% of its assets (calculated at market value at the time of each investment) in equity or debt securities. The Fund will, under normal market conditions, invest at least 65% of its total assets (calculated at market value at the time of each investment) in the securities of Latin American issuers. As used in this prospectus, Latin America is defined as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean. The Fund defines securities of Latin American issuers as follows:

    - Securities of companies organized under the laws of a Latin American country or for which the principal securities trading market is in Latin America;

    - Securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, political subdivisions or the central bank of such country;

    - Securities of companies, wherever organized, when at least 50% of an issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in Latin America; or

    - Securities of Latin American issuers, as defined above, in the form of depository shares.

    Although the Fund may participate in markets throughout Latin America, the Fund will, at all times, be invested in at least 3 countries and does not expect to concentrate investments in any particular industry. Under present conditions, the Fund expects to focus its investments in Argentina, Brazil, Chile, Mexico and Venezuela. IMI believes that these five countries are the most developed capital markets in Latin America. The Fund may however, invest in other countries in Latin America when IMI deems it appropriate.

    The Fund's equity investments consist of common stock, preferred stock (either convertible or non-convertible), depository receipts and warrants. The Fund may invest in debt securities when management anticipates that the potential for capital appreciation is likely to equal or exceed that of equity securities. Capital appreciation in debt securities may arise from a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. Most debt securities in which the Fund invests are not rated. The Fund may invest debt securities considered investment-grade (those which are rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P") at the time of purchase) and medium or lower grade (those which are rated Ba or below by Moody's or BB or below by S&P, or if unrated are considered by IMI to be of comparable quality). Securities rated Ba or below by Moody's or BB or below by S&P are commonly referred to as "high yield" or "junk" bonds. See Appendix A to the Fund's SAI for a description of bond ratings.

    The Fund may borrow money, lend securities, enter into repurchase agreements, forward foreign currency contracts and index futures contracts, and engage in transactions in options on securities, securities indices and index futures contracts, subject to the limitations set forth in this Prospectus and in the SAI. Additionally, the Fund may invest in warrants, commercial paper, and restricted and other illiquid securities.

    Allocation of the Fund's assets between equity and debt, and among countries in Latin America, will vary based on a number of factors, including: expected rates of economic and corporate profit growth; past performance and current comparative valuations in Latin American capital markets; the level and anticipated direction of interest rates; changes or anticipated changes in Latin American government policy; and the condition of the balance of payments and changes in the terms of trade. The Fund, in seeking undervalued markets or individual securities, will also consider the effects of past economic crises or ongoing financial and political uncertainties.

    To provide for redemptions, or in anticipation of investment in Latin American securities, the Fund may hold cash or cash equivalents (in U.S. dollars or foreign currencies). The Fund may assume a defensive position when, due to political or other factors, IMI determines that opportunities for capital appreciation in Latin American markets would be significantly limited over an extended period or that investing in those markets poses undue risk to investors. The Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash and money market instruments or invest all or a portion of its assets in securities of U.S. or other non-Latin American issuers.

    Consistent with provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), and any administrative exemptions granted by the SEC, the Fund may invest in the securities of other investment companies that invest in Latin American securities. Absent special relief from the SEC, the Fund may invest up to 10% of its total assets (calculated at market value at the time of each investment) in the aggregate in the shares of other investment companies and up to 5% of its total assets (calculated at market value at the time of each investment) in the shares of any one investment company, as long as that investment does not represent more than 3% of the outstanding voting securities of that investment company. As a shareholder in any investment company, the Fund would bear its ratable share of the company's expenses and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested.

    The Fund's investment objectives are fundamental and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Trustees may make non-material changes in the Fund's objectives without shareholder approval. Except for the Fund's investment objectives and those investment restrictions specifically identified as fundamental, all investment policies and practices described in this Prospectus and in the SAI are non-fundamental and, therefore, may be changed by the Trustees without shareholder approval. There can be no assurance that the Fund's objectives will be met. The different types of securities and investment techniques used by the Fund involve varying degrees of risk. For information about the particular risks associated with each type of investment, see "Risk Factors and Investment Techniques," below, and the SAI.

    INVESTING IN LATIN AMERICA: In recent years, many emerging market countries around the world, including those in Latin America, have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct relationship between economic growth and stock market returns. Because the Fund invests at least 65% of its total assets in Latin American debt and equity securities, the Fund's investment performance will be especially affected by events affecting Latin American companies. Latin American economies have experienced considerable difficulties in the past decade and continue to experience challenging problems related to the political, economic and social instability apparent in many Latin American countries, including high inflation, high interest rates and currency devaluation. Expropriation, nationalization, confiscation or other expressions of political, economic or social instability could disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets (see "Foreign Securities" under "Risk Factors and Investment Techniques," below).

    The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Companies in Latin America are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. There is substantially less publicly available information about Latin American companies and the governments of Latin American countries than there is about U.S. companies and the U.S. Government. Furthermore, there is a lower level of monitoring and regulation of the securities markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

    The limited size of many Latin American securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

    Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries.

    The Fund may invest in certain debt securities issued by Latin American Governments ("Sovereign Debt"). Certain Latin American countries are among the largest debtors to commercial banks and foreign governments. Currently, Brazil is the largest debtor among developing countries, Mexico is the second largest and Argentina the third. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on external debt. Investors should be aware that the Sovereign Debt instruments in which the Fund may invest involve great risk and are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P.

RISK FACTORS AND INVESTMENT TECHNIQUES

    The following discussion describes in greater detail the different types of securities and investment techniques used by the Fund, as well as the risks associated with such securities and techniques.

    DEBT SECURITIES: Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

    U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value caused by fluctuations in interest rates.

    Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayment, thereby lengthening the security's actual average life. Since it is not possible to predict accurately the average life of a particular pool, and because prepayments are reinvested at current rates, the market value of mortgage-backed securities may decline during periods of declining interest rates.

    MEDIUM-GRADE DEBT SECURITIES: Bonds rated Baa by Moody's or BBB by S&P are considered medium-grade obligations. Such bonds have adequate asset coverage and normally are protected by satisfactory earnings, but lack outstanding investment characteristics and have speculative characteristics as well.

    LOW-RATED DEBT SECURITIES: Securities rated lower than Baa or BBB (and comparable unrated securities), commonly referred to as "high yield" or "junk" bonds, are considered by major credit-rating organizations to have predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. While such debt securities are likely to have some quality and protective characteristics, these are largely outweighed by the risk of exposure to adverse conditions and other uncertainties. Accordingly, investments in such securities, while generally providing for greater income and potential opportunity for gain than investments in higher rated securities, also entail greater risk (including the possibility of default or bankruptcy of the issuer of such securities), generally involve greater price volatility and may be less liquid than securities in higher rating categories. Investors in the Fund should be willing to accept the risks associated with high yield securities. IMI seeks to reduce risk through diversification (including investments in foreign securities), credit analysis and attention to current developments and trends in both the economy and financial markets.

    The prices of high yield bonds have been found to be less sensitive to interest-rate changes than more highly rated investments. High yield bonds may, however, be more susceptible than investment-grade bonds to real or perceived adverse economic and competitive industry conditions. For example, a projection of an economic downturn or a period of rising interest rates could cause a decline in the price of high yield bonds because the advent of a recession potentially lessens the ability of highly leveraged companies to make principal and interest payments on their debt securities. If an issuer of high yield bonds defaults, the Fund may incur additional expenses to seek recovery of its losses.

    Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the Fund's best interest to retain or dispose of the security. However, should any individual bond held by the Fund be downgraded below the rating of C, IMI currently intends to dispose of such bond based on then existing market conditions. See Appendix A to the SAI for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.

    FOREIGN SECURITIES: The Fund may purchase securities in any foreign country. In addition, the Fund may purchase sponsored or unsponsored American Depository Receipts ("ADRs"), which are dollar-denominated receipts issued generally by U.S. banks and which represent a deposit with the bank of a foreign company's securities. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs is not approved by the issuer of the underlying foreign securities. Ownership of unsponsored ADRs may not entitle the Fund to financial or other reports of the issuer, to which it would be entitled as the owner of sponsored ADRs. ADRs are publicly traded on exchanges or over the counter in the United States. See the Fund's SAI. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

    Although the Fund intends to invest only in nations that MFC considers to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign securities transactions may be subject to higher brokerage costs than domestic securities transactions. In addition, the foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

    BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS: The Fund may invest in foreign and domestic bank obligations, which may include certificates of deposit, bankers' acceptances, and other short-term debt obligations. Investments in certificates of deposit and bankers' acceptances are limited to obligations of (i) banks having total assets in excess of $1 billion, and (ii) other banks if the principal amount of such obligation (currently $100,000) is fully insured by the Federal Deposit Insurance Corporation ("FDIC"). Investments in certificates of deposit of savings associations are limited to obligations of federally or state chartered institutions that have total assets in excess of $1 billion and whose deposits are insured by the FDIC.

    WARRANTS: The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and are considered speculative investments. For example, if a warrant were not exercised by the date of its expiration, the Fund would lose its entire investment. The Fund's investments in warrants will not exceed 5% of the value of its net assets (calculated at market value at the time of each investment).

    COMMERCIAL PAPER: Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. Investments in commercial paper are limited to obligations rated Prime 1 by Moody's or A-1 by S&P or, if not rated by Moody's or S&P, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P.

    OPTIONS AND FUTURES TRANSACTIONS: The Fund may engage in transactions in options on securities and stock indices in accordance with its stated investment objectives and policies. A put option is a short-term contract that gives the purchaser of the option, in return for a premium, the right to sell the underlying security or other instrument to the seller of the option at a specified price during the term of the option. A call option is a short-term contract that gives the purchaser of the option, in return for a premium, the right to buy the underlying security or other instrument from the seller of the option at a specified price during the term of the option. An option on a stock index gives the purchaser of the option, in return for a premium, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. To hedge all or a portion of its portfolio investments, the Fund may also purchase and sell put and call options on securities indices in standardized contracts traded on national exchanges, boards of trade or similar entities traded in the over-the-counter markets or quoted on NASDAQ. When the Fund writes a put or call option, the Fund will segregate assets, such as cash, U.S. Government securities or other high-grade debt securities, or "cover" its position in accordance with the 1940 Act. The Fund will not write puts with respect to more than 10% of its net assets (calculated at market value at the time of the transaction). The Fund will not write any call options if as a result it would have more than 25% of its net assets (calculated at market value at the time of the transaction) subject to being purchased upon the exercise of calls. The Fund may purchase options provided the aggregate premium paid for all options held will not exceed 5% of its net assets (calculated at market value at the time of purchase).

    A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. See "Investment Objectives and Policies -- Stock Index Futures Contracts" in the SAI.

    When the Fund enters into a futures contract, it must make an initial deposit, known as an "initial margin," as a partial guarantee of its performance under the contract. As the value of the security or index fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. In addition, when the Fund enters into a futures contract, it will segregate assets, such as cash, U.S. Government securities or other liquid high-grade debt securities, or "cover" its position in accordance with the 1940 Act.

    Use of options and of futures contracts and related options is subject to special risk considerations. The risk of loss from the use of futures is potentially unlimited. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there may be an imperfect correlation between price movements in the securities on which the futures or options contract is based and in the Fund's portfolio securities being hedged. Successful use of futures or options contracts is further dependent on IMI's ability to predict correctly price movements in the securities being hedged, and no assurance can be given that its judgment will be correct. Successful use of options on securities or stock indices is subject to similar risk considerations. For further information regarding the Fund's options and futures transactions and their risks, see the SAI.

    REPURCHASE AGREEMENTS: Repurchase agreements are agreements under which the Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. The Fund will not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the Fund's net assets (calculated at market value at the time of each investment) would be invested in illiquid securities including such repurchase agreements. The Fund may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by IMI under guidelines approved by the Board of Trustees. In the event of failure of the executing bank or broker-dealer, the Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

    BORROWING: As a fundamental policy, the Fund may not borrow money, except for temporary purposes, and then in an amount not exceeding one-third of the value of the Fund's total assets at the time of such borrowing. The Fund has no current intention of borrowing amounts in excess of 10% of the Fund's assets. Borrowing may exaggerate the effect on the Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances).

    LENDING OF SECURITIES: As a fundamental policy, the Fund may lend to broker-dealers portfolio securities that are (i) not subject to options that it has written or (ii) held in a segregated account with its Custodian, pursuant to an agreement requiring that the loans be continuously secured by collateral consisting of cash or U.S. Government securities, or any combination of cash and such securities, at all times at least equal to the market value of the securities loaned. There may be risks of delay in receiving additional collateral, or risks of delay in recovery of the securities or even loss of rights in the collateral, should the borrower of the securities fail financially. As a non-fundamental policy, such loans will not be made if, as a result, the aggregate of all outstanding securities loaned exceeds 30% of the value of the Fund's total assets (calculated at market value at the time of the loan). The Fund will continue to receive interest on the securities loaned and simultaneously will earn interest on the investment of the cash collateral in U.S. Government securities. However, the Fund normally will pay lending fees to such broker-dealers from the interest earned on invested collateral.

    RESTRICTED AND ILLIQUID SECURITIES: It is the policy of the Fund that restricted securities and any other illiquid securities (including repurchase agreements maturing in more than seven days and other securities that are not readily marketable, such as non-publicly traded securities) may not constitute, at the time of purchase, more than 15% of the Fund's net assets (calculated at market value at the time of each investment). In addition, the Fund may not invest more than 5% of its net assets (calculated at market value at the time of each investment) in restricted securities. Issuers of restricted securities and other illiquid securities may not be subject to the disclosure and other investor protection requirements which would apply if their securities were publicly traded. Restricted securities and other illiquid securities may be sold in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Where a registration statement is required, the Fund may be required to bear all or part of the registration expenses. There may be a lapse of time between the Fund's decision to sell a restricted or illiquid security and the point at which Fund is permitted or able to sell such security. If, during such a period, adverse market conditions were to develop, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

    FORWARD FOREIGN CURRENCY CONTRACTS: A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

    Although the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The Fund will enter into such a forward contract only if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

ORGANIZATION OF THE FUND

    The Fund is organized as a separate, non-diversified portfolio of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information about the Trustees, as well as the Trust's executive officers, may be found in the SAI. The Trust has an unlimited number of authorized shares of beneficial interest, and currently has thirteen series of shares. The Trustees also have the authority, without shareholder approval, to classify and reclassify the shares of the Fund into one or more classes. Accordingly, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B. Shares of the Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class of shares has a different dividend and distribution policy and bears different distribution and transfer agent fees. Shares of each class have equal rights as to voting, redemption, dividends and liquidation but have exclusive voting rights with respect to their Rule 12b-1 distribution plans. As of March 31, 1995, IBT (custodian) FBO G. Pattyson, P.O. Box 11, Terrace Bay, Ontario, Canada, POT 2WO, held 30.17% of the outstanding Class B shares of the Fund, and is considered to hold a controlling interest (as defined under the Investment Company Act of 1940, as amended) in Class B shares of the Fund.

INVESTMENT MANAGER

    The Trust employs IMI to provide business management and investment advisory services; MIMI to provide administrative and accounting services; and Mackenzie Ivy Funds Distribution, Inc. ("MIFDI" or "Distributor") to distribute the Fund's shares.

    PORTFOLIO MANAGEMENT: The Fund is managed by a team, with each team member having specific responsibilities. The following individuals have responsibilities for management of the Fund. Michael G. Landry, President and a director of IMI and MIMI and the President and Trustee of the Trust, is responsible for asset and country allocation. Mr. Landry joined MIMI in 1987 and IMI in 1992 and was previously a senior vice president and portfolio manager with the Templeton organization. He has 21 years of professional investment experience and is a graduate of Carleton University. Juan C. Dominguez is responsible for the Fund's stock selection. Mr. Dominguez has 5 years experience as an analyst of Latin American companies. Prior to joining IMI and MIMI in 1994, Mr. Dominguez was the Latin American analyst at Gabelli & Company. He received his graduate business degree from the Harvard Business School. Daniel
J. Johnedis, Jr., a vice president of IMI and MIMI since 1993, is responsible for the selection and management of the fixed income component of the Fund. Mr. Johnedis has 10 years of professional investment experience. Prior to joining MIMI, he was a vice president and portfolio manager at Loomis Sayles and Company, he is a Chartered Financial Analyst, and has an MBA from the College of William and Mary.

    INVESTMENT MANAGEMENT EXPENSES: IMI provides management services to the Fund, including, but not limited to, maintenance of certain books and records and supervision of the services rendered to the Fund by other persons. In addition, IMI provides investment advisory services to the Fund. In the capacity of investment adviser, IMI is responsible for the investment management of the Fund's assets, including making investment decisions and placing orders for the purchase and sale of the Fund's portfolio securities. For management of its investments and business affairs, the Fund pays IMI a monthly fee calculated on the basis of the Fund's average daily net assets at an annual rate of 1.00%.

    Under the Fund's management agreement, IMI pays all expenses incurred by it in rendering management and advisory services to the Fund. The Fund bears its costs of operations. See the SAI. Total Fund Operating Expenses for Class B shares of the Fund are higher than such expenses for other mutual funds with similar investment objectives. If, however, the Fund's total expenses in any fiscal year exceed the permissible limit applicable to the Fund in any state in which its shares are then qualified for sale, IMI will bear the excess expenses. The annualized ratio of operating expenses to average daily net assets for Class A and Class B shares of the Fund for the period from November 1, 1994 (commencement of operations) through December 31, 1994 was 2.20% and 2.95%, respectively. The ratio of operating expenses to average daily net assets without expense reimbursements for Class A and Class B shares of the Fund for the same period was 16.22% and 16.97%, respectively.

    IMI currently limits the Fund's total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of the Fund's average daily net assets. As long as the Fund's expense limitation continues, it may lower the Fund's expenses and increase its yield. The Fund's expense limitation may be terminated or revised at any time, at which time the Fund's expenses may increase and its yield may be reduced, depending on the total assets of the Fund. Thereafter, IMI will comply with any applicable state regulations that may require IMI to make reimbursements to the Fund in the event that the Fund's aggregate operating expenses, including advisory fees, administrative services fees and transfer agency and shareholder services fees, but generally excluding interest, taxes, brokerage commissions and extraordinary expenses, are in excess of specific applicable limitations. The strictest rule currently applicable to the Fund is 2.5% of the first $30 million of its average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of it's average daily net assets over $100 million.

    The assets received by each class of the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of the Fund are segregated and are charged with the expenses with respect to that class of the Fund and with a share of the general expenses of the Trust. General expenses of the Trust (such as the costs of maintaining the Trust's existence, legal fees, proxy and shareholders' meeting costs, etc.) that are not readily identifiable as belonging to a particular fund or to a particular class of a fund of the Trust will be allocated among and charged to the assets of each fund of the Trust on a fair and equitable basis, which may be based on the relative assets of a fund or the nature of the services performed and relative applicability to a fund. Expenses that relate exclusively to the Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by the Fund.

ADMINISTRATOR

    The Trust has entered into an Administrative Services Agreement with MIMI, pursuant to which MIMI provides various administrative services for the Fund, including maintenance of registration or qualification of Fund shares under state "Blue Sky" laws, preparing Federal, state and local income tax returns and preparing financial and other information for prospectuses, statements of additional information, and periodic reports to shareholders. In addition, MIMI will assist the Trust's legal counsel with SEC registration statements, proxies and other required filings. For administrative services, the Fund pays MIMI a monthly fee based upon the average daily value of the Fund's net assets at the annual rate of 0.10%.

FUND ACCOUNTING

    The Trust has entered into a Fund Accounting Services Agreement with MIMI, pursuant to which MIMI provides certain accounting and pricing services for the Fund, including computation of net asset value. For fund accounting services, the Fund pays MIMI out-of-pocket expenses as incurred and a monthly fee based upon the Fund's net assets at the end of the preceding month at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million.

CUSTODIAN

    Brown Brothers Harriman & Co. (the "Custodian"), a private bank and member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109, serves as custodian for the Fund. Subject to the supervision of the Trustees, the Custodian has entered into subcustodial agreements for the holding of the Fund's foreign securities.

TRANSFER AGENT

    Mackenzie Ivy Investor Services Corp. ("MIISC"), a wholly owned subsidiary of MIMI, is the transfer agent for the Fund and provides certain shareholder and shareholder-related services as required by the Fund. For transfer agency and shareholder services, the Fund pays the MIISC an annual fee of $20.00 per open account. In addition, the Fund pays MIISC a fee of $4.25 for each account that is closed and reimburses MIISC monthly for out-of-pocket expenses.

PORTFOLIO TRANSACTIONS

    Subject to the overall supervision of the Trust's President and the Board of Trustees, IMI places all orders for the purchase and sale of portfolio securities for the Fund. All portfolio transactions are executed at the best price and execution obtainable. In connection with over-the-counter transactions, IMI attempts to deal directly with the principal market makers, except in those circumstances where it believes that better prices and execution are available elsewhere. Purchases and sales of debt securities are usually principal transactions and, therefore, brokerage commissions are generally not required to be paid by the Fund for such purchases and sales, although the price paid usually includes undisclosed compensation to the dealer. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. Subject to the requirements of best price and execution, IMI may select broker-dealers which provide it with research services and may consider sales of shares of the Fund as a factor in the selection of broker-dealers.

    PORTFOLIO TURNOVER: A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer mark-up or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. For purposes of this calculation, portfolio securities exclude all securities whose maturities at the time of acquisition were one year or less.

    The annual portfolio turnover rate of the Fund is provided in this Prospectus under the caption "Financial Highlights." A 100% turnover occurs, for example, if all of the Fund's portfolio securities are sold and either repurchased or replaced within one year.

ALTERNATIVE PURCHASE ARRANGEMENTS

    You can purchase shares of the Fund at a price equal to their net asset value per share, plus a sales charge. At your election, this charge may be imposed either at the time of the purchase (see "Initial Sales Charge Alternative -- Class A Shares") or on a contingent deferred basis (see "Contingent Deferred Sales Charge Alternative -- Class B Shares"). If you do not specify on your account application which class of shares you are purchasing, it will be assumed that you are investing in Class A Shares.

    CLASS A SHARES: If you elect to purchase Class A shares, you will incur an initial sales charge unless the amount you purchase is $500,000 or more. If you purchase $500,000 or more of Class A shares, you will not be subject to an initial sales charge, but you will incur a contingent deferred sales charge

("CDSC") if you redeem your shares within 24 months of purchase. See "Contingent Deferred Sales Charge -- Class A Shares." Class A shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charge. See "Qualifying for a Reduced Sales Charge."

    CLASS B SHARES: You will not incur a sales charge when you purchase Class B shares, but the shares are subject to a CDSC if you redeem them within six years of purchase. Class B shares are subject to ongoing service and distribution fees at a combined annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class B shares. The higher ongoing distribution fee will cause these shares to have a higher expense ratio than that of Class A shares. To the extent that any dividends are paid by the Fund, these higher expenses will also result in lower dividends than those paid on Class A shares.

FACTORS TO CONSIDER IN CHOOSING AN ALTERNATIVE

    The alternative purchase arrangement allows you to choose the most beneficial way to buy shares given the amount of your purchase, the length of time you expect to hold your shares and other circumstances. You should consider whether, during the anticipated life of your Fund investment, the accumulated fees on Class B shares would be less than the initial sales charge and accumulated fees on Class A shares purchased at the same time, and to what extent this differential would be offset by the Class A shares' potentially higher yield. To help you make this determination, the table under the caption "Expense Data Table" at the beginning of this Prospectus gives examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial if you qualify for a reduced sales charge. See "Qualifying for a Reduced Sales Charge."

    Class A shares are not subject to distribution fees and, accordingly, pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, you would not have all of your funds invested initially and, therefore, would own fewer shares. If you do not qualify for a reduced initial sales charge and expect to maintain your investment for an extended period of time, you might consider purchasing Class A shares because the accumulated distribution and service charges on Class B shares may exceed the initial sales charge and accumulated distribution and service charges on Class A shares during the life of your investment.

    Alternatively, you might determine that it would be more advantageous to purchase Class B shares in order to have all of your funds invested initially, although remaining subject to a contingent deferred sales charge over a period of six years and a higher distribution fee over a period of eight years.

    In the case of Class A shares, the distribution expenses that MIFDI incurs in connection with the sale of the shares will be paid from the proceeds of the initial sales charge and the ongoing service fees. In the case of Class B shares, the expenses will be paid from the proceeds of ongoing distribution and service fees, as well as the CDSC incurred upon redemption within six years of purchase. The purpose and function of the Class B shares' CDSC and ongoing distribution and service fees are the same as those of the Class A shares' initial sales charge and ongoing service fees. Sales personnel distributing the Fund's shares may receive different compensation for selling each class of shares.

DIVIDENDS AND TAXES

    Dividends and capital gain distributions received from the Fund are reinvested in additional shares of your class unless you elect to receive them in cash. If you elect the cash option and the U.S. Postal Service cannot deliver your checks, your election will be converted to the reinvestment option. Because of the higher expenses associated with Class B shares, any dividend on these shares will be lower than on the Class A shares.

    In order to provide that the Class A shares and Class B shares of the Fund have the same net asset value, the Board of Trustees intends normally to declare daily a distribution to the Fund's Class A shareholders, based on the Fund's adjusted net assets attributable to its Class A shares at the beginning of the day, at an annual rate of 0.75%, plus any additional amount needed to equalize the net asset values of the two classes. Accumulated daily declarations will be paid annually to Class A shareholders of the Fund. If a shareholder of the Fund redeems all of his or her Fund shares at any time prior to payment of a distribution, all declarations accrued to the date of redemption, including the date of redemption, are paid in addition to the redemption proceeds.

    The Fund intends to make a final distribution for each fiscal year of any remaining net investment income and net realized short-term capital gains deemed, for Federal income tax purposes, undistributed during the year, as well as all undistributed net long-term capital gains realized during the year. An additional distribution of short-term capital gains and net realized long-term capital gains may be made if necessary to comply with the calendar year distribution requirement under the excise tax provisions of Section 4982 of the Internal Revenue Code of 1986, as amended (the "Code").

    If, for any year, the total distributions from the Fund exceed net investment income and net realized capital gains for the Fund, the excess, distributed from the assets of the Fund, will generally be treated as a return of capital. The amount treated as a return of capital will reduce a shareholder's adjusted basis for his or her shares (thereby increasing the potential gain or reducing the potential loss on the sale of the shares) and, to the extent that the amount exceeds this basis, will be treated as a capital gain. If, however, the Fund has current or accumulated earnings and profits, so as to characterize all or a portion of such excess as a dividend for Federal tax purposes, the distributions, to that extent, would normally be taxable as ordinary income (or, if a capital gain dividend, as long-term capital gain).

    TAXATION: The following discussion is intended for general information only. An investor should consult with his or her own tax advisor as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund under applicable state or local law.

    The Fund intends to qualify annually and elect to be treated as a regulated investment company under the Code. To qualify, the Fund must meet certain income, distribution and diversification requirements. In any year in which the Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Fund generally will not pay any U.S. Federal income or excise tax.

    Dividends paid out of the Fund's investment company taxable income (including dividends, interest and net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. It is not expected that any of the dividends paid by the Fund will so qualify. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares. Dividends are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares.

    A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

    Each year the Fund will notify shareholders of the tax status of dividends and distributions.

    Income and gains received by the Fund from foreign sources may be subject to foreign withholding and other taxes. Unless the Fund is eligible and elects to "pass through" to its shareholders the amount of foreign income and similar taxes paid by the Fund, these taxes will reduce the Fund's investment company taxable income, and distributions of investment company taxable income received from the Fund will be treated as U.S. source income.

    Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares.

    The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

    Further information relating to tax consequences is contained in the SAI.

    Fund distributions may be subject to state and local taxes. Shareholders should consult their own tax advisors regarding the particular tax consequences of an investment in the Fund.

PERFORMANCE DATA

    Performance information for the classes of shares of the Fund may be compared, in reports and promotional literature, to: (i) the Standard and Poor's 500 Stock Index, Dow Jones Industrial Average or Morgan Stanley Capital International World Index; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund; and (iv) unmanaged indices so that investors may compare the Fund's results with those of a group of securities widely regarded by investors as representative of the securities markets in general. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

    In addition, advertisements, sales literature and communications to shareholders may contain various measures of the Fund's performance including various expressions of total return for its Class A and Class B shares. Such materials may occasionally cite statistics to reflect the Fund's volatility or risk. Performance information is computed separately for the Fund's Class A and Class B shares in accordance with the formula described below. Because Class B shares bear the expense of distribution fees, it is expected that the level of performance of the Fund's Class B shares will be lower than that of the Fund's Class A shares.

    Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes applicable sales charge) for one-, five- and ten-year periods, or any portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for other periods, or based on investments at various sales charge levels or at net asset value. For such purposes total return equals the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment expressed as a percentage of the purchase price.

    Current yield reflects the income per share earned by the Fund's portfolio investments; it is calculated by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and then annualizing the result.

    Yield, which is calculated according to a formula prescribed by the SEC (see the SAI), is not indicative of the dividends or distributions that were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders are reflected in the current distribution rate, which may be quoted to shareholders. The current distribution rate is computed by dividing the total amount of dividends per share paid by a Fund during the 12 months by a current maximum offering price (offering price includes sales charge). Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period when such policies would be in effect, rather than using the dividends during the past 12 months. The distribution rate will differ from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, short-term capital gain and net equalization credits and will be calculated over a different period of time.

    Performance figures are based upon past performance and reflect all recurring charges against Fund income. In the case of Class A shares, performance figures may assume the payment of the maximum sales charge on the purchase of shares, which charge would reduce a performance figure. In the case of Class B shares, performance figures may assume the deduction of any applicable contingent deferred sales charge imposed on the redemption of shares held for the period. The investment results of the Fund, like all others, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's total return may be in any future period.

HOW TO BUY SHARES

    The minimum initial investment is $1,000; the minimum additional investment is $100. Initial or additional investment amounts for retirement accounts may be less. See "Retirement Plans". All purchases must be made in U.S. dollars. Complete the Account Application attached to this Prospectus. Indicate whether you are purchasing Class A or Class B shares. If you do not specify which class of shares you are purchasing, MIISC will assume you are investing in Class A shares. The Fund reserves the right to reject for any reason any purchase order or exchange (see "Exchange Privilege" below).

    OPENING AN ACCOUNT

    BY CHECK

    1. Make your check payable to the fund in which you are investing.

    2. Deliver the completed application and check to your registered representative or selling broker, or mail it directly to MIISC.

    3. Our address is:

                     MACKENZIE IVY INVESTOR SERVICES CORP.
                                 P.O. BOX 3022
                           BOCA RATON, FL 33431-0922

    4. Our courier address is:

                     MACKENZIE IVY INVESTOR SERVICES CORP.
                      700 SOUTH FEDERAL HIGHWAY, SUITE 300
                              BOCA RATON, FL 33432

    BY WIRE

    1. Deliver a completed fund application to your registered representative or selling broker, or mail it directly to MIISC. Before wiring any funds, please contact MIISC at 1-800-777-6472 to verify your account number.

    2. Instruct your bank to wire funds to:

                       BARNETT BANK OF PALM BEACH COUNTY
                                ABA # 067008582
                     FOR DEPOSIT TO THE IVY MACKENZIE FUNDS
                                A/C #1455031505
                              NAME OF YOUR ACCOUNT
                      YOUR IVY OR MACKENZIE ACCOUNT NUMBER
                    THE IVY OR MACKENZIE FUND YOU ARE BUYING

    Your bank may charge a fee for wiring funds.

    THROUGH A REGISTERED SECURITIES DEALER: You may also place an order to purchase shares through your Registered Securities Dealer.

    BUYING ADDITIONAL CLASS A AND CLASS B SHARES

    BY CHECK

    1. Complete the investment stub attached to your statement or include a note with your investment listing the name of the Fund, the class of shares to purchase, your account number and the name(s) in which the account is registered.

    2. Make your check payable to the fund in which you are investing.

    3. Mail the account information and check to:

                     MACKENZIE IVY INVESTOR SERVICES CORP.
                                 P.O. BOX 3022
                           BOCA RATON, FL 33431-0922

      Our courier address is:

                     MACKENZIE IVY INVESTOR SERVICES CORP.
                      700 SOUTH FEDERAL HIGHWAY, SUITE 300
                              BOCA RATON, FL 33432

    or deliver it to your registered representative or selling broker.

    BY WIRE

    Instruct your bank to wire funds to:

                       BARNETT BANK OF PALM BEACH COUNTY
                                ABA # 067008582
                                 FOR DEPOSIT TO
                            THE IVY MACKENZIE FUNDS
                                A/C # 1455031505
                              NAME OF YOUR ACCOUNT
                      YOUR IVY OR MACKENZIE ACCOUNT NUMBER
                    THE IVY OR MACKENZIE FUND YOU ARE BUYING

    Your bank may charge a fee for wiring funds.

    THROUGH A REGISTERED SECURITIES DEALER: You may also place an order to purchase shares through your Registered Securities Dealer.

    BY AUTOMATIC INVESTMENT METHOD ("AIM")

    1. Complete the "Automatic Investment Method" and "Wire/EFT Information" sections on the Account Application designating a bank account from which funds may be drawn. Please note that in order to invest using this method, your bank must be a member of the Automated Clearing House system ("ACH"). The minimum investment under this plan is $50 per month ($25 per month for retirement plans). Please remember to attach a voided check to your account application.

    2. At pre-specified intervals, your bank account will be debited and the proceeds will be credited to your Ivy or Mackenzie fund account.

HOW YOUR PURCHASE PRICE IS DETERMINED

    Your purchase price for Class A shares of the Fund is the net asset value per share plus a sales charge, which may be reduced or eliminated in certain circumstances. The purchase price for Class A shares is known as the public offering price. Your purchase price for Class B shares of the Fund is the net asset value per share.

    Your purchase of shares will be made at the next determined price after the purchase order is received. The price is effective for orders received by MIISC or by your registered securities dealer prior to the time of the determination of the net asset value. Any orders received after the time of the determination of the net asset value will be entered at the next calculated price.

    Orders placed with a securities dealer prior to the time of determination of the net asset value and transmitted through the facilities of the National Securities Clearing Corporation by 7:00 p.m. Eastern time on the same day are confirmed at that day's price. Any loss resulting from the dealer's failure to submit an order by the deadline will be borne by that dealer.

    You will receive an account statement after any purchase, exchange or full liquidation. Statements related to reinvestment of dividends, capital gains, automatic investment plans (see the SAI for further explanation) and/or systematic withdrawal plans will be sent quarterly.

HOW THE FUND VALUES ITS SHARES

    The Net Asset Value ("NAV") per share is the value of one share. The NAV is determined in the following manner: the total of all liabilities, including accrued expenses and taxes and any necessary reserves, is deducted from the aggregate value of all assets, and the difference is divided by the number of shares outstanding at the time, adjusted to the nearest cent. The NAV per share is determined once every business day (as of the close of regular trading on each day the New York Stock Exchange is open, normally 4:00 p.m. Eastern time) (see the SAI under "Net Asset Value" for a detailed description of how the NAV is determined). Trading of foreign securities may not occur on every business day, and may occur on days when the New York Stock Exchange is closed. For the purposes of determining the aggregate net assets of the Fund, cash and receivables will be valued at their realizable amounts. A security listed or traded on a recognized stock exchange or NASDAQ is valued at its last sale price on the principal exchange on which the security is traded. The value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange on which it is traded or as of the close of regular trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, Eastern time, on the day the value of the foreign security is determined. If no sale is reported at that time, the average between the current bid and asked price is used. All other securities for which over-the-counter market quotations are readily available are valued at the average between the current bid and asked price. Interest will be recorded as accrued. Securities and other assets for which market prices are not readily available are valued at fair value as determined by IMI and approved in good faith by the Board of Trustees. Money market instruments of the Fund are valued at market value, except that instruments maturing within 60 days of the valuation date are valued at amortized cost.

    The Fund offers two classes of shares in this Prospectus: Class A shares, which are subject to an initial sales charge; and Class B shares, which are subject to a contingent deferred sales charge. IF YOU DO NOT SPECIFY A PARTICULAR CLASS OF SHARES, IT WILL BE ASSUMED THAT YOU ARE PURCHASING CLASS A SHARES AND AN INITIAL SALES CHARGE WILL BE ASSESSED.

INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES

    Shares are purchased at a public offering price equal to their NAV plus a sales charge, as set forth below.

                   TABLE OF SALES CHARGES FOR CLASS A SHARES

                                         SALES CHARGE
                                    -----------------------    PORTION
                                       AS A         AS A      OF PUBLIC
                                    PERCENTAGE   PERCENTAGE   OFFERING
                                    OF PUBLIC      OF NET       PRICE
                                     OFFERING      AMOUNT     RETAINED
         AMOUNT INVESTED              PRICE       INVESTED    BY DEALER
----------------------------------  ----------   ----------   ---------
Less than $50,000.................     5.75%        6.10%        5.00%
$50,000 but less than $100,000....     5.25%        5.54%        4.50%
$100,000 but less than $250,000...     4.50%        4.71%        3.75%
$250,000 but less than $500,000...     3.00%        3.09%        2.50%
$500,000 and over*................     0.00%        0.00%        0.00%

* A contingent deferred sales charge may apply to the redemption of Class A shares purchased without an initial sales charge. See "Contingent Deferred Sales Charge -- Class A Shares."

    Sales charges are not applied to any dividends which are reinvested in additional shares of the Fund.

    MIFDI may, at the time of any purchase of Class A Fund shares, pay out of MIFDI's own resources, commissions to dealers which provided distribution assistance in connection with the purchase. For purchase over $500,000, the commission would be computed at 1.00% of the first $3,000,000 invested; 0.50% of the next $2,000,000 invested; and 0.25% of the amount invested in excess of $5,000,000. An investor may be charged a transaction fee for Class A shares purchased or redeemed at net asset value through a broker or agent other than MIFDI.

    MIFDI may from time to time pay a bonus or other incentive to dealers (other than MIFDI) which employ a registered representative who sells a minimum dollar amount of the shares of the Fund and/or other funds distributed by MIFDI during a specified period of time. This bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States or other bonuses such as gift certificates or the cash equivalent of such bonus or incentive.

    MIFDI compensates participating brokers who sell Class A shares through the initial sales charge. MIFDI retains that portion of the initial sales charge that is not reallowed to the dealers, which it may use to distribute the Fund's Class A shares. Pursuant to separate distribution plans for the Fund's Class A and Class B shares, MIFDI bears various promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than shareholders. Pursuant to the Fund's distribution plans applicable to its Class A and Class B shares, MIFDI currently pays a continuing service fee to qualified dealers at an annual rate of 0.25% of qualified investments.

CONTINGENT DEFERRED SALES CHARGE -- CLASS A SHARES

    Purchases of $500,000 or more of Class A shares will be made at net asset value with no initial sales charge, but if the shares are redeemed within 24 months after the end of the calendar quarter in which the purchase was made (the contingent deferred sales charge period), a contingent deferred sales charge of 1.00% will be imposed.

    In order to recover commissions paid to dealers on NAV Transfers (as these terms are defined in "Purchases of Class A Shares at Net Asset Value") Class A shares of the Fund are subject to a contingent deferred sales charge of 1.00% for certain redemptions within 24 months after the date of purchase.

    The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends which have been reinvested in additional Class A shares.

    In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any shares in your account not subject to the CDSC. The CDSC is waived in certain circumstances. See the discussion below under the caption "Waiver of Contingent Deferred Sales Charge."

    WAIVER OF CONTINGENT DEFERRED SALES CHARGE: The contingent deferred sales charge is waived for: (i) redemptions in connection with distributions not exceeding 12% annually of the initial account balance (i.e., the value of the shareholder's Class A Fund account at the time of the initial distribution) (a) following retirement under a tax qualified retirement plan or (b) upon attaining age 59 1/2 in the case of an IRA, a custodial account pursuant to Section 403(b)(7) of the Code, or a Keogh Plan; (ii) redemption resulting from tax-free return of an excess contribution to an IRA; or (iii) any partial or complete redemption following the death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided that the redemption is requested within one year of the death or initial determination of disability. MIFDI may require documentation prior to waiver of the contingent deferred sales charge.

    Class A shareholders may exchange their Class A shares subject to a contingent deferred sales charge ("outstanding Class A shares") for Class A shares of another Ivy or Mackenzie Fund ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any contingent deferred sales charge that otherwise would be due upon the redemption of the outstanding Class A shares. Class A shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's contingent deferred sales charge schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the contingent deferred sales charge schedule (or period), if any, applicable to the new Class A shares. Class A shares of the Fund acquired through an exchange of Class A shares of another Ivy or Mackenzie Fund subject to a contingent deferred sales charge will be subject to the Fund's contingent deferred sales charge schedule (or period) if such schedule is higher (or such period is longer) than the contingent deferred sales schedule (or period) applicable to the Ivy or Mackenzie Fund from which the exchange was made. For purposes of computing the contingent deferred sales charge that may be payable upon the redemption of the new Class A shares, the holding period of the outstanding Class A shares is "tacked" onto the holding period of the new Class A shares. Shares invested in the Fund that resulted from reinvested dividends or capital gain distributions will not be assessed a contingent deferred sales charge if subsequently exchanged into another Ivy or Mackenzie fund.

QUALIFYING FOR A REDUCED SALES CHARGE

    RIGHTS OF ACCUMULATION: Rights of Accumulation ("ROA") is calculated by determining the current market value of all Class A shares in each of the Ivy or Mackenzie fund accounts (except Ivy Money Market Fund) owned by you, your spouse, and your children under 21 years of age. The ROA is also applicable to accounts under a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code). The current market value is determined by multiplying the number of Class A shares presently owned by you, times the current public offering price. The current market value of those Class A shares you now own is then added to your current purchase amount. If the combined total is equal to or greater than a breakpoint amount for the Fund (see the sales charge table), then you will qualify for the reduced sales charge. To reduce or eliminate the sales charge, you must fill out
Section 4B of the Account Application.

    LETTER OF INTENT: A Letter of Intent ("LOI") is a non-binding agreement that states your intention to invest in additional Class A shares, within a 13-month period after the initial purchase, an amount equal to a breakpoint amount for the Fund. The LOI may also be backdated, that is, you have 90 days after your initial purchase of Class A shares to decide whether you would like to sign a LOI and backdate your intention to purchase additional Class A shares. To sign a LOI, fill out Section 4B of the Account Application.

    Should the LOI not be fulfilled within the 13-month period, your account will be debited for the difference between the full sales charge that applies and the reduced sales charge actually paid on purchases placed under the terms of the LOI.

    PURCHASES OF CLASS A SHARES AT NET ASSET VALUE: An investor who was a shareholder of any Ivy fund on December 31, 1991, will be exempt from sales charges, including any contingent deferred sales charge, on purchases of Class A shares of any Ivy or Mackenzie fund. This no-load privilege is also available to immediate family members of a shareholder (i.e., the shareholder's children, the shareholder's spouse and the children of the shareholder's spouse). This no-load privilege terminates for the investor if the investor (the shareholder entitled to this no-load privilege) redeems all shares owned by the investor or if the Trust redeems an account after providing notice (as described in this Prospectus) for failure to maintain a minimum account balance. Shareholders and their relatives as described above should call 1-800-235-3322 for further information on additional purchases or to inquire about their account.

    An investor who was a shareholder of American Investors Income Fund, Inc. or American Investors Growth Fund, Inc. on October 31, 1988 and who became a shareholder of Mackenzie Fixed Income Trust doing business as Ivy Bond Fund or Ivy Growth Fund as a result of the respective reorganizations between the funds will be exempt from sales charges, including any contingent deferred sales charge, on purchases of Class A shares of any Ivy or Mackenzie Fund made after February 1, 1993. This no-load privilege is also available to immediate family members of a shareholder (i.e., the shareholder's children, the shareholder's spouse and the children of the shareholder's spouse). This no-load privilege will terminate for the investor if the investor (the investor entitled to this privilege) redeems all of the shares in his or her account in Mackenzie Fixed Income Trust doing business as Ivy Bond Fund or Ivy Growth Fund, as the case may be, or if Mackenzie Series Trust or the Trust, as the case may be, redeems the investor's account after providing notice (as described in this Prospectus) for failure to maintain the required minimum account balance. Such a shareholder should call 1-800-235-3322 for further information on additional purchases or to inquire about his or her account.

    Officers and Trustees of the Trust (and their relatives) and IMI, MIMI and MFC and their officers, directors and employees (and their relatives) may buy Class A shares of the Fund without an initial sales charge or a contingent deferred sales charge. Directors, officers, partners, registered representatives and employees (and their relatives) of dealers having a sales agreement with MIFDI or trustees or custodians of any employee benefit plan qualified under
Section 401(a) of the Code or IRA established for the benefit of a person enumerated above may buy Class A shares of the Fund without an initial sales charge or a contingent deferred sales charge. In addition, certain investment advisors and financial planners who charge a management, consulting or other fee for their services and who place trades for their own accounts and the accounts of their clients may purchase Class A shares of the Fund without an initial sales charge or a contingent deferred sales charge provided such purchases are placed through a broker or agent who maintains an omnibus account with the Fund. Also, clients of these advisors and planners may make purchases under the same conditions if the purchases are through the master account of such advisor or planner on the books of such broker or agent. Applications for purchases at net asset value must be mailed to Mackenzie Ivy Investor Services Corp. at the address listed on the cover of this Prospectus and will receive the price determined on the next Business Day following receipt by MIISC in good order. Please contact MIFDI for additional information.

    Class A shares of the Fund may be purchased at net asset value by retirement plans qualified under section 401(a) or 403(b) of the Code and subject to the Employee Retirement Income Security Act of 1974, as amended, subject to the following: (1) either (a) the sponsoring organization must have at least 25 employees or (b) the aggregate purchases by the retirement plan of Class A shares of Ivy funds must be in an amount of at least $250,000 within a reasonable period of time, as determined by MIFDI in its sole discretion; and
(ii) a CDSC of 1.00% will be imposed on such purchases in the event of certain redemption transactions within 24 months following such purchases.

    If investments by retirement plans at net asset are made through a dealer who has executed a dealer agreement with respect to the Fund, MIFDI may, at the time of purchase, pay such dealer, out of MIFDI's own resources, a commission to compensate such dealer for its distribution assistance in connection with such purchase. The commission would be computed as 1.00% of the first $3 million invested; 0.50% of the next $2 million invested; and 0.25% of the amount invested in excess of $5 million. Please contact MIFDI for additional information.

    Class A shares of the Fund may be purchased at net asset value, without an initial sales charge, but subject to a contingent deferred sales charge of 1.00% during the first 24 months after the date of purchase (see "Contingent Deferred Sales Charge -- Class A Shares"), by trust companies, bank trust departments, savings and loans, credit unions and similar organizations ("Eligible Accounts") in a fiduciary, agency, advisory, custodial or similar capacity, or for their own accounts, after considering the applicable laws and regulations governing their operations. Purchases by Eligible Accounts are subject to minimum requirements with respect to the amount of contribution, which may be established by MIFDI. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in the Fund or any other fund distributed by MIFDI must total at least $250,000. Orders for such accounts will be accepted by mail accompanied by a check, or by telephone or telegram directly from the bank or trust company, with payment by federal funds received by the close of business on the next Business Day following such order. If an investment by an Eligible Account at net asset value is made through a dealer who has executed a dealer agreement with respect to the Fund, MIFDI may, at the time of purchase, pay such dealer, from its own resources, a commission to compensate such dealer for its distribution assistance in connection with such purchase. The commission would be computed as 1.00% of the first $3,000,000 invested; 0.50% of the next $2,000,000 invested; and 0.25% of the amount invested in excess of $5,000,000. Please contact MIFDI for additional information.

    Class A shares of the Fund may also be purchased at net asset value, without an initial sales charge, but subject to a contingent deferred sales charge of 1.00% during the first 24 months after the date of purchase (see "Contingent Deferred Sales Charge -- Class A Shares"), by any state, county, or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company (an "Eligible Governmental Authority"). If an investment by an Eligible Governmental Authority at net asset value is made through a dealer who has executed a dealer agreement with respect to the Fund, MIFDI may, at the time of purchase, pay such dealer, from its own resources, a commission to compensate such dealer for its distribution assistance in connection with such purchase. The commission would be computed as 1.00% of the first $3,000,000 invested; 0.50% of the next $2,000,000 invested; and 0.25% of the amount invested in excess of $5,000,000. Please contact MIFDI for additional information.

    The Fund may, from time to time, reduce or waive the initial sales charge (any contingent deferred sales charge will apply) on its Class A shares sold to clients of various broker-dealers with which MIFDI has a selling relationship. This privilege will apply only to Class A shares of the Fund that are purchased using all or a portion of the proceeds obtained by such clients through redemptions of shares (on which a sales commission has been paid) of an investment company (other than the Trust, or Mackenzie Series Trust), unit investment trust or limited partnership ("NAV Transfers"). Transfers will not be accepted from the sale of shares subject to a contingent deferred sales charge. Some dealers may elect not to participate in this program. Those dealers that do elect to participate in the program must complete certain forms required by MIFDI. Dealers will receive from MIFDI a commission on these qualifying net asset value purchases of 1.00% of the first $3,000,000 invested; 0.50% of the next $2,000,000 invested; and 0.25% of the amount invested in excess of $5,000,000. The normal service fee, as described in the "Distribution Services" section of this Prospectus, will also be paid to dealers in connection with these purchases. Additional information on reductions or waivers may be obtained from MIFDI at the address listed on the cover of this Prospectus.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B SHARES

    Class B shares are offered at NAV without a front-end sales charge. However, Class B shares that are redeemed within six years of purchase will be subject to a contingent deferred sales charge at the rates set forth below. This charge will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. Accordingly, you will not be assessed a CDSC on increases in account value above the initial purchase price, shares derived from dividend reinvestment. In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquire through reinvestment of dividends or distributions, and next from the shares you have held the longest during the six-year period.

    Proceeds from the contingent deferred sales charge are paid to MIFDI. MIFDI uses them, in whole or in part, to defray its expenses related to providing the Fund with distribution services in connection with the sale of Class B shares, such as compensating selected dealers and agents for selling these shares. The combination of the CDSC and the distribution and service fees makes it possible for the Fund to sell Class B shares without deducting a sales charge at the time of the purchase.

    The amount of the contingent deferred sales charge, if any, will vary depending upon the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of Class B shares, all payments during a quarter will be aggregated and deemed to have been made on the last day of the quarter.

                                                                       CONTINGENT DEFERRED
                                                                        SALES CHARGE AS A
                                                                          PERCENTAGE OF
                                                                          DOLLAR AMOUNT
YEAR SINCE PURCHASE                                                     SUBJECT TO CHARGE
---------------------------------------------------------------------  -------------------
First................................................................           5%
Second...............................................................           4%
Third................................................................           3%
Fourth...............................................................           3%
Fifth................................................................           2%
Sixth................................................................           1%
Seventh and thereafter...............................................           0%

    MIFDI currently intends to pay dealers a sales commission of 4.00% of the sales price of Class B shares sold by such dealers, subject to future amendment or termination. MIFDI will retain 0.75% of the continuing 1.00% service/distribution fee assessed to Class B shareholders and will receive the entire amount of the CDSC paid by shareholders on the redemption of Class B shares to finance the 4.00% commission plus related marketing expenses.

    CONVERSION OF CLASS B SHARES: Your Class B shares and an appropriate portion of both reinvested dividends and capital gains on those shares will be converted into Class A shares automatically no later than the month following eight years after the shares were purchased, resulting in lower annual distribution fees. If you exchanged Class B shares from another Ivy or Mackenzie fund into Class B shares of the Fund, the calculation will be based on the time the shares in the original fund were purchased.

    WAIVER OF CONTINGENT DEFERRED SALES CHARGE: The contingent deferred sales charge is waived for: (i) redemptions in connection with distributions not exceeding 12% annually of the initial account balance (i.e., the value of the shareholder's Class B Fund account at the time of the initial distribution) (a) following retirement under a tax qualified retirement plan or (b) upon attaining age 59 1/2 in the case of an IRA, a custodial account pursuant to Section 403(b)(7) of the Code, or a Keogh Plan; (ii) redemption resulting from tax-free return of an excess contribution to an IRA; or (iii) any partial or complete redemption following the death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder from an account in which the deceased or disabled is named, provided that the redemption is requested within one year of the death or disability. MIFDI may require documentation prior to waiver of the CDSC.

HOW TO REDEEM SHARES

    You may redeem your Fund shares through your registered securities representative, by mail, by telephone, or by Federal Funds wire. A contingent deferred sales charge may apply to certain Class A share redemptions, and to Class B share redemptions prior to conversion. All redemptions are made at the NAV next determined after a redemption request has been received in good order. Requests for redemptions must be received by 4:00 p.m. Eastern time to be processed at the NAV for that day. Any redemption request in good order that is received after 4:00 p.m. Eastern time will be processed at the price determined on the following business day. If shares to be redeemed were purchased by check, payment of the redemption may be delayed until the check has cleared or for up to 5 days after the date of purchase, whichever is less. If you own shares of more than one class of the Fund, the Fund will redeem first Class A shares; any shares subject to a CDSC will be redeemed last unless you specifically elect otherwise.

    When shares are redeemed, the Fund generally sends you payment on the next business day. Under unusual circumstances, the Fund may suspend redemptions or postpone payment to the extent permitted by Federal securities laws. The proceeds of the redemption may be more or less than the purchase price of your shares, depending upon, among other factors, the market value of the Fund's securities at the time of the redemption. If the redemption is for more than $50,000, or the proceeds are to be sent to an address other than the address of record, or an address change has occurred in the last 30 days, it must be requested in writing with a signature guarantee. See "Signature Guarantees," below.

    If you are not certain of the requirements for a redemption, please contact MIISC at 1-800-777-6472.

    THROUGH YOUR REGISTERED SECURITIES DEALER: The dealer is responsible for promptly transmitting redemption orders. Redemptions requested by Dealers will be made at the net asset value (less any applicable contingent deferred sales charge) determined at the close of regular trading (4:00 p.m. Eastern Time) on the day that a redemption request is received in good order by MIISC.

    BY MAIL: Requests for redemption in writing are considered in good order if they contain the following:

    - Any outstanding certificate(s) for shares being redeemed.

    - A letter of instruction, including the Fund name, the account number, the account name(s), the address and the dollar amount or number of shares to be redeemed.

    - Any required signature guarantee.

    - Other supporting legal documentation, if required (in the case of estates, trusts, guardianships, corporations, retirement plans and other representative capacities).

    The dollar amount of shares indicated for redemption must not exceed the available shares or net asset value of your account at the next-determined price. If your request exceeds these limits, then the trade will be rejected in its entirety.

    Mail your request to:

                     MACKENZIE IVY INVESTOR SERVICES CORP.
                                 P.O. BOX 3022
                           BOCA RATON, FL 33431-0922

    Our courier address is:

                     MACKENZIE IVY INVESTOR SERVICES CORP.
                      700 SOUTH FEDERAL HIGHWAY, SUITE 300
                              BOCA RATON, FL 33432

    If you are not certain of the requirements for a redemption, please call Mackenzie Ivy Investor Services Corp. at 1-800-777-6472.

    BY TELEPHONE: Individual and joint accounts may redeem up to $50,000 over the telephone by calling MIISC at 1-800-777-6472. In times of unusual economic or market changes, the telephone redemption privilege may be difficult to implement. If you are unable to execute your transaction by telephone (for example, during such times), you may want to consider placing the order in writing and sending it by mail or overnight courier.

    Checks will be made payable to the current account registration and sent to the address of record. If there has been a change of address in the last 30 days, please use the instructions for redemption requests by mail described above. A signature guarantee would be required.

    Requests for telephone redemptions will be accepted from the registered owner of the account, the designated registered representative or his/her assistant.

    Shares held in certificate form cannot be redeemed by telephone.

    If section 6E of the new account application is not completed, telephone redemption privileges will be provided automatically.

    Although telephone redemptions may be a convenient feature, you should realize that you may be giving up a measure of security that you may otherwise have if you terminated the privilege and redeemed your shares in writing. If you do not wish to make telephone redemptions or permit your registered representative or his or her assistant to do so on your behalf, you must notify MIISC in writing.

    The Fund employs reasonable procedures that require personal identification prior to acting on redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions. For shareholders who established this feature at the time they opened their new account, telephone instructions will be accepted for redemptioln of amounts up to $50,000 and proceeds will be wired on the next business day to a predesignated bank account.

    In order to add this feature to an existing accont or to change existing bank account information, please submit a letter of instructions including your bank information to MIISC at the address provided above. The letter must be signed by all registered owners, and their signatures must be guaranteed.

    BY FEDERAL FUNDS WIRE: For shareholders who established this feature at the time they opened their new account, telephone instructions will be accepted for redemption amounts up to $50,000 ($1,000 minimum) if they do not hold certificate(s) for shares. For shareholders who wish to add this feature or change designated bank information, written instructions, signed by all registered account owners and with signatures guaranteed, must be received by MIISC. Redemption proceeds will be sent by Federal Funds wire to the pre-designated bank account. Requests received up to the close of regular trading on the Exchange will be processed at the close of business that day. Any requests received after the close of regular trading on the Exchange will be processed the following Business Day. Redemption proceeds are wired on the Business Day following the day the redemption is processed. Your account will be charged a $10.00 fee each time funds are wired to your bank. Neither MIMI, IMI nor the Fund can be responsible for the efficiency of the Federal Funds wire system or the shareholder's bank.

MINIMUM ACCOUNT BALANCE REQUIREMENTS

    Due to the high cost of maintaining small accounts and subject to state law requirements, the Fund may redeem the accounts of shareholders who have maintained an investment, including sales charges paid, of less than $1,000 ($250 for retirement plans) for more than 12 months. No redemption will be made unless the shareholder has been given at least 60 days' notice of the Fund's intention to redeem the shares and has been given an opportunity to purchase a sufficient number of additional shares to meet the minimum balance requirement. Reductions in value of an account that result solely from market activity will not trigger an involuntary redemption. The Trustees have the ability to change the minimum account balance requirement. This minimum account balance does not apply to IRAs, other retirement accounts and UGMA/UTMA accounts.

SIGNATURE GUARANTEES

    For your protection, and to prevent fraudulent redemptions, we require a signature guarantee in order to accommodate certain requests:

    - Redemption requests over $50,000.

    - Requests for redemption proceeds to be sent to someone other than the registered shareholder.

    - Requests for redemption proceeds to be sent to an address other than the address of record.

    - Registration transfer requests.

    - Requests for redemption proceeds to be wired to your bank account (if this option was not selected on your original application, or if you are changing the bank wire information).

    A signature guarantee may be obtained only from an eligible guarantor institution as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, municipal securities dealers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must not be qualified in any way. Notarizations from a notary public are not the same as signature guarantees and are not accepted.

    Circumstances other than those above may require a signature guarantee. Please call MIISC at 1-800-777-6472 for further information.

CHOOSING A DISTRIBUTION OPTION

    You have the option of selecting the dividend and capital gain distribution option that best suits your needs:

1 AUTOMATIC REINVESTMENT OPTION -- Both dividends and capital gains will be automatically reinvested at net asset value (without an initial or a deferred sales charge) in additional shares of the same class of the Fund unless you specify one of the other options below.

2 INVESTMENT IN ANOTHER IVY OR MACKENZIE FUND -- Both dividends and capital gains paid on Class A shares will be automatically invested in Class A shares of another Ivy or Mackenzie fund. Both dividends and capital gains paid on Class B shares will be automatically invested in Class B shares of another Ivy or Mackenzie fund. Dividends and capital gains will be invested at net asset value (without an initial or a deferred sales charge).

3 DIVIDENDS IN CASH/CAPITAL GAINS REINVESTED -- Dividends will be paid in cash.
    Capital gains paid on Class A shares will be reinvested in additional Class A shares of the Fund or another Ivy or Mackenzie fund. Capital gains paid on Class B shares will be reinvested in additional Class B shares of the Fund or another Ivy or Mackenzie fund. Capital gains will be reinvested at net asset value (without an initial or a deferred sales charge). You may elect to have your dividends paid via electronic funds transfer. For more information, please call 1-800-777-6472.

4 DIVIDENDS AND CAPITAL GAINS IN CASH -- Both dividends and capital gains will be paid in cash. Alternatively, you may elect to have your dividends and capital gains paid via electronic funds transfer. For more information, please call 1-800-777-6472.

    You may change your distribution option at any time by calling MIISC at 1-800-777-6472.

TAX IDENTIFICATION NUMBER

    In general, to avoid being subject to a 31% Federal backup withholding tax on dividends, capital gain distributions and redemption proceeds, you must furnish the Fund with your certified tax identification number ("TIN") and certify that you are not subject to backup withholding due to prior under-reporting of interest and dividends to the IRS. Please be sure to complete
Section 2 of the new account application when you open your new account.

    If you fail to provide a certified TIN, or such other tax-related certifications as the Fund may require, within 30 days of opening your account, the Fund reserves the right to involuntarily redeem your account and send the proceeds to the address of record on the account. A notice of redemption, sent by first-class mail to the investor's address of record, will fix a date (the Redemption Date) not less than 30 days after the mailing date, and shares will be redeemed at net asset value at the close of business on the Redemption Date, unless a certified TIN (or such other information the Fund has requested) has been provided.

    You can avoid the above withholding and/or redemption by correctly furnishing your TIN, and making certain certifications, in Section 2 of the new account application at the time you open your new account, unless the IRS requires that backup withholding be applied to your account. In this regard, the following information may help you complete Section 2 of the new account application. (1) Certain payees, such as corporations, generally are exempt from backup withholding. Provide a completed IRS Form W-9 with the new account application to claim the exemption. (2) If the registration is for a UGMA/UTMA account, provide the social security number of the minor. (3) Non-U.S. investors who do not have a TIN must provide, with the new account application, a completed IRS Form W-8, which is available upon request. (4) For more information about providing TINs, see IRS Form W-9, which is available upon request.

CERTIFICATES

    In order to facilitate transfers, exchanges and redemptions, most shareholders elect not to receive certificates. However, should you wish to have a certificate issued, simply call Mackenzie Ivy Investor Services Corp. at 1-800-777-6472 and request that a certificate be issued to you. (Retirement plan accounts are not eligible for this service). Please note that if you were to lose your certificate, you would incur an expense to replace it.

    Certificates for shares valued up to $50,000 will be issued, by telephone request, to the current registration and mailed to the address of record. To receive a certificate for shares valued at amounts over $50,000, you will need to submit a written request. Should you wish to have your certificates mailed to a different address, or registered differently from the current registration, you must provide a signature-guaranteed letter of instruction, signed by all registered account owners. The letter of instruction would then be mailed to MACKENZIE IVY INVESTOR SERVICES CORP., P.O. BOX 3022, BOCA RATON, FL 33431-0922.

EXCHANGE PRIVILEGE

    Shareholders of the Fund have an exchange privilege with other Ivy and Mackenzie funds. Class A shareholders may exchange their outstanding Class A shares for Class A shares of another Ivy or Mackenzie fund on the basis of the relative net asset value per Class A share, plus an amount equal to the difference between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares. Incremental sales charges are waived for outstanding Class A shares that have been invested for a period of 12 months or longer.

    Class B shareholders may exchange their Class B shares for Class B shares of another Ivy or Mackenzie fund on the basis of the net asset value per Class B share, without the payment of any contingent deferred sales charge that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders who exercise the exchange privilege will continue to be subject to the Fund's contingent deferred sales charge schedule (or period) following an exchange if such schedule is higher (or longer) than the contingent deferred sales charge schedule (or period) applicable to the new Class B shares.

    Shares invested in the Fund that resulted from reinvested dividends or capital gain distributions will not be assessed an initial sales charge or a contingent deferred sales charge if subsequently exchanged into another Ivy or Mackenzie fund. Before you request that your shares be exchanged, which is considered to be a taxable event, you should obtain and read the prospectus and consider the investment objective of the Ivy or Mackenzie Fund to be purchased. Also, certificates must be unissued (held by the Fund) to effect an exchange. Exchanges are available only in states where the exchange can be legally made. This privilege is not intended to provide shareholders a means by which to speculate on short-term movements in the market. Exchanges are accepted only if the registrations of the two accounts are identical. Amounts to be exchanged must meet minimum investment requirements for the Ivy or Mackenzie fund into which the exchange is made.

    With respect to Fund shares subject to a contingent deferred sales charge, if less than all of an investment is exchanged out of the Fund, the shares exchanged will reflect, pro rata, the cost, capital appreciation and/or reinvestment of distributions of the original investment as well as the original purchase date, for purposes of calculating any contingent deferred sales charge for future redemptions of the exchanged shares.

    In calculating the sales charge assessed on an exchange, shareholders will be allowed to use the Rights of Accumulation privilege.

    Exchange requests may be handled by mail or by telephone by you or your registered representative or his or her assistant. The Fund may terminate or amend the terms of the exchange privilege. In general, Fund shareholders will receive notice of any material change to the exchange privilege at least 60 days prior to the date of termination or the effective date of the amendment.

    EXCHANGING BY MAIL: To exchange by mail, please send a written request to exchange. The request should include the class of shares of the Fund that you are exchanging, the account number, account name(s) and address, the dollar amount or number of shares to be exchanged, and the name and, if applicable, the class of shares of the Ivy or Mackenzie Fund into which you are exchanging. Your letter of instruction should be signed exactly as the account is identified on your account statement. If there is more than one owner on the account, all registered owners must sign. Issued certificates to be exchanged must be included with your letter, and do not require an endorsement. Mail your exchange letter and certificate (if issued) to:

                     MACKENZIE IVY INVESTOR SERVICES CORP.
                                 P.O. BOX 3022
                           BOCA RATON, FL 33431-0922

    EXCHANGES BY TELEPHONE: To exchange shares over the telephone, the account into which you are exchanging must have the same registration and address as the account out of which you are exchanging. A new account with the same registration may be set up at this time. Shares must be on deposit with the Fund to be eligible for this service. If Section 6D of the new account application is not completed, the telephone exchange privilege will be provided automatically.

    Telephone exchanges may be made by calling Mackenzie Ivy Investor Services Corp. at 1-800-777-6472 between 8:00 a.m. and 6:00 p.m. (Eastern time). Either you or your registered representative or his or her assistant may make the request. Requests for exchanges received prior to the normal close of trading on the Exchange (normally 4:00 p.m., Eastern time) will be processed as of the close of business on the same day. Any exchange orders received after the close of regular trading on the Exchange will be processed the following Business Day.

    Although telephone exchanges may be a convenient feature for you, you should realize that you may be giving up a measure of security that you may otherwise have if you terminated the privilege and exchanged your shares in writing. If you do not wish to make telephone exchanges or permit your registered representative or his or her assistant to make telephone exchanges after making this election on your application, you must notify MIISC in writing. If you are unable to execute your transaction by telephone (for example, during times of unusual market activity), you may want to consider placing the order in writing and sending it by mail or overnight courier.

    The Fund employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

REINVESTMENT PRIVILEGE

    Investors who have redeemed Class A shares of the Fund have a one-time privilege of reinvesting all or a part of the proceeds of the redemption back into Class A shares of the Fund, at net asset value (without a sales charge), within 60 days after the date of redemption. In order to reinvest without a sales charge, shareholders or their brokers must inform MIFDI that they are exercising the reinvestment privilege at the time of reinvestment. The tax status of a gain realized on a redemption generally will not be affected by the exercise of the reinvestment privilege, but a loss realized on a redemption generally may be disallowed by the IRS if the reinvestment privilege is exercised within 30 days after the redemption. In addition, upon a reinvestment, as indicated above, shareholders may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss.

SYSTEMATIC WITHDRAWAL PLAN

    You may elect to receive a fixed amount ($50.00 minimum) up to four times a month, or monthly, quarterly, semi-annually, or annually, for Fund accounts with a value of $5,000 or more. Checks are mailed on any day of the month. Share certificates must be unissued (held by the Fund) while the plan is in effect. A Systematic Withdrawal Plan may not be established if you are currently participating in the Automatic Investment Method.

    If the payments you receive through the Systematic Withdrawal Plan exceed the dividends and capital appreciation of your account, you will be reducing the value of your account. Additional investments made by shareholders participating in the Systematic Withdrawal Plan must equal at least $1,000 while the plan is in effect. However, making additional purchases while the Systematic Withdrawal Plan is in effect may be disadvantageous to shareholders because of applicable initial or contingent deferred sales charges.

    Amounts paid to you through the Systematic Withdrawal Plan are derived from the redemption of shares in your account. Any applicable contingent deferred sales charge in the case of Class B shares and certain Class A shares will be assessed upon redemption. A contingent deferred sales charge will not be assessed, however, on withdrawals not exceeding 12% annually of the initial account balance (i.e., the value of the shareholder's Class A or Class B Fund account at the time that the shareholder elects to participate in the Systematic Withdrawal Plan). Any gains and/or losses realized from these redemptions are considered a taxable event by the IRS and must be reported on your income tax return. Please consult your tax advisor for information on your specific financial situation.

    At the time of your initial investment you may request that the check for the systematic withdrawal be sent to an address other than the address of record. Should you wish, at any time, to change the address to which the payment is mailed, you will need to submit a written request, signed by all registered owners, with their signatures guaranteed.

    To add this option after the account is already established, or to change the dollar amount on an existing account, please call Mackenzie Ivy Investor Services Corp. at 1-800-777-6472.

    A Systematic Withdrawal Plan may be a good method for making redemptions from your IRA once you have retired. Under special circumstances, you can begin taking withdrawals as early as age 55, but you are required to begin distributions from your retirement account by April 1 of the year after you reach age 70 1/2. For retirement accounts for which we are custodian, a Systematic Withdrawal Plan must be set up and/or canceled in writing. A contingent deferred sales charge will not be assessed on such withdrawals not exceeding 12% annually of the initial account balance (i.e., the value of the shareholder's Class A or Class B Fund account at the time that the shareholder elects to participate in the Systematic Withdrawal Plan).

AUTOMATIC INVESTMENT METHOD

    You may authorize an investment to be automatically drawn each month from your bank for investment in Fund shares under the "Automatic Investment Method" and "Fed Wire/EFT" sections of the Account Application. There is no charge to you for this program.

    You may terminate or suspend your Automatic Investment Method by telephone at any time by contacting MIISC at 1-800-777-6472.

    If you have investments being withdrawn from a bank account and we are notified that the account has been closed, your Automatic Investment Method will be discontinued.

CONSOLIDATED ACCOUNT STATEMENTS

    Shareholders with two or more Ivy or Mackenzie Fund accounts will receive a single quarterly account statement, unless otherwise specified. This feature consolidates the activity for each account onto one statement. Requests for quarterly consolidated statements for all other accounts must be submitted in writing and must be signed by all registered owners.

RETIREMENT PLANS

    Mackenzie Ivy Funds offer several tax-sheltered retirement plans that may fit your needs:

    - IRA  (Individual Retirement Account)

    - 401(k) Plan
      Money Purchase Pension Plan
      Profit Sharing Plan

    - SEP-IRA  (Simplified Employee Pension Plan)

    - 403(b)(7) Plan  (Custodial Account)

    Please call MIISC at 1-800-777-6472 for complete information kits describing the plans and their benefits, restrictions, provisions and fees. Minimum initial and additional investments for retirement plans are $25.00.

                        IVY LATIN AMERICA STRATEGY FUND
                              ACCOUNT APPLICATION

                            USE THIS APPLICATION FOR
                              CLASS A AND CLASS B

 Please mail applications and checks to: Mackenzie Ivy Investor Services Corp.,
                         P.O. Box 3022, Boca Raton, FL 33431-0922.
 (This application should not be used for retirement accounts for which Ivy is custodian.)
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                                        IVY LATIN AMERICA STRATEGY FUND ACCOUNT APPLICATION
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   FUND
    USE
   ONLY   _________________________________________________       ___________________       ___________________       ______________
          Account Number                                          Dealer #                  Branch #                  Rep. I.D. #
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REGISTRATION
1         [ ] Individual                   ________________________________________________________________________________________
          [ ] Joint Tenant                 Owner, Custodian or Trustee
          [ ] Estate                       ________________________________________________________________________________________
          [ ] UGMA/UTMA                    Co-owner or Minor
          [ ] Corporation                  ________________________________________________________________________________________
          [ ] Partnership                                                                                Minor's State of Residence
          [ ] Sole Proprietor              ________________________________________________________________________________________
          [ ] Trust                        Street
              __________________           ________________________________________________________________________________________
              Date of Trust
          [ ] Other ____________           ________________________________________________________________________/__/__/__/__/__/
          ______________________           City                                          State                         Zip Code
                                           /__/__/__/-/__/__/__/-/__/__/__/__/                 /__/__/__/-/__/__/__/-/__/__/__/__/
                                           Phone Number -- Day                                 Phone Number -- Evening
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TAX ID #
2         /__/__/__/-/__/__/-/__/__/__/__/ of /__/__/-/__/__/__/__/__/__/__/  Citizenship [ ] U.S.  [ ] Other _______________
          Social Security Number              Tax Identification Number

          Under penalties of perjury, I certify by signing in Section 8 below that: (1) the number shown in this section is my correct taxpayer identification number (TIN), and (2) I am not subject to backup withholding because: (a) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding. (Cross out item (2) if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.) Please see the "Tax Identification
          Number" section of the Prospectus for additional information on completing this section.
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DEALER INFORMATION
3         The undersigned ("Dealer") agrees to all applicable provisions in this Application, guarantees the signature and legal capacity of the Shareholder, and agrees to notify the Manager of any purchases made under a Letter of Intent or Rights of Accumulation.
          __________________________________________________________    __________________________________________________________
          Dealer Name                                                   Representative's Name and Number
          __________________________________________________________    __________________________________________________________
          Branch Office Address                                         Representative's Phone Number
          __________________________________________________________    __________________________________________________________
          City                State                Zip Code             Authorized Signature of Dealer
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INVESTMENTS
4         A.  Enclosed is my check for $ ______________ ($1,000 minimum) made payable to Ivy Latin America Strategy Fund. Please invest it in Class A [ ] or Class B [ ] shares.

          B.  I qualify for a reduced sales charge due to the following privilege (applies only to Class A shares):
              [ ] New Letter of Intent (if ROA or 90-day backdate privilege is applicable, provide account(s) information below).
              [ ] ROA with the account(s) listed below.
              [ ] Existing Letter of Intent with account(s) listed below.

              ____________________________________               /__/__/__/__/__/__/__/__/__/__/      [ ] or New
              Fund Name                                          Account Number
              ____________________________________               /__/__/__/__/__/__/__/__/__/__/      [ ] or New
              Fund Name                                          Account Number

              If establishing a Letter of Intent, you will need to purchase Class A shares over a thirteen-month period in accordance with the provisions in the Prospectus. The aggregate amount of these purchases will be at least equal to the amount indicated below (see Prospectus for minimum amount required for reduced sales charges).
              [ ] $50,000    [ ] $100,000    [ ] $250,000    [ ] $500,000

          C.  FOR DEALER USE ONLY
              Confirmed trade orders:                  /__/__/__/__/__/__/   /__/__/__/__/__/__/ o /__/__/__/  /__/__/__/__/__/__/
                                                       Confirm Number        Number of Shares                  Trade Date
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DISTRIBUTION OPTIONS
5             I would like to reinvest dividends and capital gains into additional shares of the same class in this account at net asset value unless a different option is checked below.

          A.  [ ] Reinvest all dividends and capital gains into additional shares of the same class in an account in a different
              Ivy or Mackenzie fund.

              _____________________________________    /__/__/__/__/__/__/__/        [ ] New Account
              Fund Name                                Account Number

          B.  [ ] Pay all dividends in cash and reinvest capital gains into additional shares of the same class in this account or an account in a different Ivy or Mackenzie fund.

              _____________________________________    /__/__/__/__/__/__/__/        [ ] New Account
              Fund Name                                Account Number

          C.  [ ] Pay all dividends and capital gains in cash.

                               I REQUEST THE ABOVE CASH DISTRIBUTION, SELECTED IN B OR C ABOVE, BE:

              [ ] Sent to the address listed in the registration. [ ] Sent to the special payee listed in Section 7A [ ] (By Mail)
                                                                                                                  7B [ ] (By E.F.T.)
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
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OPTIONAL SPECIAL FEATURES
6      A. / / AUTOMATIC INVESTMENT METHOD (AIM)

           I wish to invest / / once per month.                         My bank account will be debited on or about the
                            / / twice                                            ______________ day of the month
                            / / 3 times                                          ______________ day of the month
                            / / 4 times                                          ______________ day of the month
                                                                                 ______________ day of the month
           Please invest $_____________ each period starting in the month of _______ in Class A / / or Class B / / of Ivy Short-Term
                          Dollar Amount                                       Month
           Bond Fund.
           / / I have attached a voided check to ensure my correct bank account will be debited.
           *   There must be a period of at least seven calendar days between each investment period.

       B. / / SYSTEMATIC WITHDRAWAL PLANS*
               I wish to automatically withdraw funds from my                 / / Monthly / / Quarterly / / Semiannually / /Annually
               account in Class A / / or Class B / / of Ivy Latin
               American Strategy.                                             I request the distribution be:
               / / Once / / Twice / / 3 times / / 4 times per month           / / Sent to the address listed in the registration.
                                                                              / / Sent to the special payee listed in Section 7.
                                                                              / / Invested into additional shares of the same
                                                                              class of a different Ivy or Mackenzie fund.

                                                                              ------------------------------------------------------
                                                                              Fund Name
                                                                              /_/_/_/_/_/_/_/_/_/_/
                                                                              Account Number
               Amount $ _______________, starting on or about the_______________day of the________________________
                        Minimum $50                                                           month
                                                                 _______________day of the________________________
                                                                                              month
                                                                 _______________day of the________________________
                                                                                              month**
                                                                               (choose one)
        NOTE: Account minimum: $5,000 in shares at current offering price)
           ** There must be a period of at least seven calendar days between each withdrawal period.

       C. / / ELECTRONIC FUNDS TRANSFER FOR REDEMPTION PROCEEDS*
              I authorize the Agent to honor telephone instructions for the redemption of Fund shares up to $50,000. Proceeds may be wire transferred to the bank account designated ($1,000 minimum). Shares issued in certificate form may not be redeemed under this privilege. (COMPLETE SECTION 7B)

       D. / / TELEPHONE EXCHANGES* / / Yes / / No
              I authorize exchanges by telephone among the Ivy and Mackenzie family of funds upon instructions from any person as more fully described in the Prospectus. To change this option once established, written instruction must be received from the shareholder of record or the current registered representative.
              If neither box is checked, the telephone exchange privilege will be provided automatically.

       E. / / TELEPHONE REDEMPTIONS* / / Yes / / No
              The Fund or its agents are authorized to honor telephone instructions from any person as more fully described in the
              Prospectus for the redemption of fund shares. The amount of the redemption shall not exceed $50,000 and the proceeds are to be payable to the shareholder of record and mailed to the address of record. To change this option once established, written instruction must be received from the shareholder of record or the current registered representative.
              If neither box is checked, the telephone exchange privilege will be provided automatically.

                                    *MAY NOT BE USED IF SHARES ARE ISSUED IN CERTIFICATE FORM.
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SPECIAL PAYEE
7      A.                         MAILING ADDRESS                           B.              FED WIRE / E.F.T. INFORMATION
            -------------------------------------------------------             ----------------------------------------------------
            Please send all disbursements to this special payee

            -------------------------------------------------------             ----------------------------------------------------
            Name of Bank or Individual                                          Financial Institution

            -------------------------------------------------------             ----------------------------   ---------------------
            Account Number (if applicable)                                      ABA #                          Account #

            -------------------------------------------------------             ----------------------------------------------------
            Street                                                              Street

            -------------------------------------------------------             ----------------------------------------------------
            City/State/Zip                                                      City/State/Zip
                                                                                (Please attach a voided check)
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SIGNATURES
8      Investors should be aware that failure to check "No" under Section 6, "Optional Special Features", above means that the
       Telephone Exchange/Redemptions Privileges will be provided. The Fund employs reasonable procedures that require personal identification prior to acting on exchange/redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions. Please see "Exchange Privilege" and "How to Redeem Shares" in the Prospectus for more information on these privileges.

       I certify to my legal capacity to purchase or redeem shares of the Fund for my own account or for the account of the organization named in Section 1. I have received a current Prospectus and understand its terms are incorporated in this application by reference. I am certifying my taxpayer information as stated in Section 2.

       ---------------------------------------------------------------------------          ------------------
       Signature of Owner, Custodian, Trustee or Corporate Officer                          Date

       ---------------------------------------------------------------------------          ------------------
       Signature of Joint Owner, Co-Trustee or Corporate Officer                            Date
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                         (REMEMBER TO SIGN SECTION 8)
IGLF-1-495